POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Carl A. Torbert, Jr., Ernest F. Ladd, III and James J. Puhala, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities (including his capacity as a director and/or officer of Dravo Corporation), to sign the Registration Statement on Form S-8 in connection with the registration, under the Securities Act of 1933, as amended, of up to 1,000,000 shares of the Common Stock of the par value of $1.00 per share of Dravo Corporation deliverable pursuant to the Dravo Corporation Stock Option Plan of 1994, to sign any amendments to said Registration Statement, and to file said Registration Statement or amendments thereto, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
      WITNESS the due execution hereof this 27th day of January, 1994.

                                      E. EUGENE BISHOP

                              POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Carl A. Torbert, Jr., Ernest F. Ladd, III and James J. Puhala, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities (including his capacity as a director and/or officer of Dravo Corporation), to sign the Registration Statement on Form S-8 in connection with the registration, under the Securities Act of 1933, as amended, of up to 1,000,000 shares of the Common Stock of the par value of $1.00 per share of Dravo Corporation deliverable pursuant to the Dravo Corporation Stock Option Plan of 1994, to sign any amendments to said Registration Statement, and to file said Registration Statement or amendments thereto, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
      WITNESS the due execution hereof this 27th day of January, 1994.

                                           ARTHUR E. BYRNES

                              POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Carl A. Torbert, Jr., Ernest F. Ladd, III and James J. Puhala, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities (including his capacity as a director and/or officer of Dravo Corporation), to sign the Registration Statement on Form S-8 in connection with the registration, under the Securities Act of 1933, as amended, of up to 1,000,000 shares of the Common Stock of the par value of $1.00 per share of Dravo Corporation deliverable pursuant to the Dravo Corporation Stock Option Plan of 1994, to sign any amendments to said Registration Statement, and to file said Registration Statement or amendments thereto, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
      WITNESS the due execution hereof this 27th day of January, 1994.

                                              JACK EDWARDS

                              POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Carl A. Torbert, Jr., Ernest F. Ladd, III and James J. Puhala, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities (including his capacity as a director and/or officer of Dravo Corporation), to sign the Registration Statement on Form S-8 in connection with the registration, under the Securities Act of 1933, as amended, of up to 1,000,000 shares of the Common Stock of the par value of $1.00 per share of Dravo Corporation deliverable pursuant to the Dravo Corporation Stock Option Plan of 1994, to sign any amendments to said Registration Statement, and to file said Registration Statement or amendments thereto, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
      WITNESS the due execution hereof this 27th day of January, 1994.

                                            JAMES C. HUNTINGTON, JR.

                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Carl A. Torbert, Jr., Ernest F. Ladd, III and James J. Puhala, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities (including his capacity as a director and/or officer of Dravo Corporation), to sign the Registration Statement on Form S-8 in connection with the registration, under the Securities Act of 1933, as amended, of up to 1,000,000 shares of the Common Stock of the par value of $1.00 per share of Dravo Corporation deliverable pursuant to the Dravo Corporation Stock Option Plan of 1994, to sign any amendments to said Registration Statement, and to file said Registration Statement or amendments thereto, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
      WITNESS the due execution hereof this 27th day of January, 1994.

                                            WILLARD L. HURLEY

                              POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Carl A. Torbert, Jr., Ernest F. Ladd, III and James J. Puhala, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities (including his capacity as a director and/or officer of Dravo Corporation), to sign the Registration Statement on Form S-8 in connection with the registration, under the Securities Act of 1933, as amended, of up to 1,000,000 shares of the Common Stock of the par value of $1.00 per share of Dravo Corporation deliverable pursuant to the Dravo Corporation Stock Option Plan of 1994, to sign any amendments to said Registration Statement, and to file said Registration Statement or any amendments thereto, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
      WITNESS the due execution hereof this 27th day of January, 1994.

                                          WILLIAM E. KASSLING

                              POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Carl A. Torbert, Jr., Ernest F. Ladd, III and James J. Puhala, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities (including his capacity as a director and/or officer of Dravo Corporation), to sign the Registration Statement on Form S-8 in connection with the registration, under the Securities Act of 1933, as amended, of up to 1,000,000 shares of the Common Stock of the par value of $1.00 per share of Dravo Corporation deliverable pursuant to the Dravo Corporation Stock Option Plan of 1994, to sign any amendments to said Registration Statement, and to file said Registration Statement or amendments thereto, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
      WITNESS the due execution hereof this 27th day of January, 1994.

                                            WILLIAM G. ROTH

                              POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Carl A. Torbert, Jr., Ernest F. Ladd, III and James J. Puhala, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities (including his capacity as a director and/or officer of Dravo Corporation), to sign the Registration Statement on Form S-8 in connection with the registration, under the Securities Act of 1933, as amended, of up to 1,000,000 shares of the Common Stock of the par value of $1.00 per share of Dravo Corporation deliverable pursuant to the Dravo Corporation Stock Option Plan of 1994, to sign any amendments to said Registration Statement, and to file said Registration Statement or amendments thereto, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
      WITNESS the due execution hereof this 27th day of January, 1994.

                                             KONRAD M. WEIS

                              POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Carl A. Torbert, Jr., Ernest F. Ladd, III and James J. Puhala, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities (including his capacity as a director and/or officer of Dravo Corporation), to sign the Registration Statement on Form S-8 in connection with the registration, under the Securities Act of 1933, as amended, of up to 1,000,000 shares of the Common Stock of the par value of $1.00 per share of Dravo Corporation deliverable pursuant to the Dravo Corporation Stock Option Plan of 1994, to sign any amendments to said Registration Statement, and to file said Registration Statement or amendments thereto, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
      WITNESS the due execution hereof this 27th day of January, 1994.

                                              ROBERT C. WILBURN